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                                  EXHIBIT 99.1


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2002 of Arrow International, Inc., a Pennsylvania corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marlin Miller, Jr., the Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Marlin Miller, Jr.
                                  ------------------------------------------
                                  Marlin Miller, Jr.
                                  Chairman and Chief Executive Officer
                                  (Principal Executive Officer)

                                  April 11, 2003



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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